Exhibit 99.2

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2015
(in thousands)

	Historical	IMS Properties	Pro Forma Reflecting Acquisition
ASSETS
Investment properties
Land and improvements	$110,349	$4,484	$114,833
Building and improvements	931,467	115,533	1,047,000
Tenant improvements	6,810	—	6,810
Acquired lease intangibles	132,255	20,865	153,120
	1,180,881	140,882	1,321,763
Accumulated depreciation	(64,353)	—	(64,353)
Net real estate property	1,116,528	140,882	1,257,410
Real estate loans receivable	25,320	—	25,320
Investment in unconsolidated entity	1,324	—	1,324
Net real estate investments	1,143,172	140,882	1,284,054
Cash and cash equivalents	22,549	—	22,549
Tenant receivables, net	2,333	—	2,333
Deferred costs, net	4,413	—	4,413
Other assets	30,989	—	30,989
Total Assets	$1,203,456	$140,882	$1,344,338

LIABILITIES AND EQUITY
Credit facility	$191,000	$140,882	$331,882
Mortgage debt	95,774	—	95,774
Accounts payable	1,097	—	1,097
Dividends payable	16,942	—	16,942
Accrued expenses and other liabilities	14,997	—	14,997
Acquired lease intangibles, net	3,171	—	3,171
Total liabilities	322,981	140,882	463,863

Redeemable noncontrolling interest — Operating Partnership and partially owned properties	11,656	—	11,656

Shareholder’s equity	823,032	—	823,032
Noncontrolling interests	45,787	—	45,787
Total equity	868,819	—	868,819
Total liabilities and equity	$1,203,456	$140,882	$1,344,338

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Physicians Realty Trust
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Basis of Presentation

The unaudited Pro Forma Condensed Consolidated Balance Sheet of Physicians Realty Trust (the “Company”) as of June 30, 2015 reflects the Company’s third quarter 2015 acquisition of four medical office facilities located in the Phoenix, Arizona metropolitan area (collectively, the “IMS Properties”) from a third party for a total purchase price of $140.9 million. The acquisition of the IMS Properties was accounted for as business combinations and recorded at fair value, which approximated the purchase price, exclusive of acquisition costs, which were expensed. Each property’s fair value was then allocated between land, building, and acquired lease intangibles based upon their fair values at the date of acquisition. The purchase of the IMS Properties was fully funded from proceeds under the Company's unsecured credit facility.

The Recent Properties acquired in the first and second quarters of 2015 are reflected in the historical consolidated balance sheet.

Notes and Management Assumptions

The historical consolidated balance sheet of the Company prior to the acquisition of the IMS Properties has been derived from the unaudited consolidated balance sheet included in the Company’s Quarterly report on Form 10-Q for the quarter ended June 30, 2015, filed with the Securities and Exchange Commission (“SEC”) on August 10, 2015.

The IMS Properties column on the Pro Forma Consolidated Balance Sheet reflects the properties acquired in the third quarter of 2015.

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operation
For the Six Months Ended June 30, 2015
(In thousands, except share and per share data)

	Historical	IMS Properties	Recent Properties	Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$43,966	$4,869	$2,968	$51,803
Expense recoveries	8,444	2,127	1,040	11,611
Interest income on real estate loans and other	1,757	139	157	2,053
Total revenues	54,167	7,135	4,165	65,467
Expenses:
Interest expense	3,903	1,188	839	5,930
General and administrative	7,341	—	—	7,341
Operating expenses	13,013	2,307	1,286	16,606
Depreciation and amortization	18,591	2,728	1,830	23,149
Acquisition costs	8,507	—	—	8,507
Total expenses	51,355	6,223	3,955	61,533

Income before equity in income of unconsolidated entity, loss on sale of investment property, and noncontrolling interests:	2,812	912	210	3,934
Equity in income of unconsolidated entity	52	—	—	52
Loss on sale of investment property	(15)	—	—	(15)
Net income	2,849	$912	$210	3,971
Less: Net income attributable to noncontrolling interests	(309)	(47)	(11)	(367)
Preferred distributions	(491)		(89)	(580)
Net income attributable to common shareholders	$2,049			$3,024

Net income per share:
Basic	$0.03			$0.04
Diluted	$0.03			$0.04

Weighted average common shares:
Basic	68,026,278			68,026,278
Diluted	71,862,249			71,862,249

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operation
For the Year Ended December 31, 2014
(In thousands, except share and per share data)

	Historical	IMS Properties	2014 Acquisition Properties	Recent Properties	Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$46,397	$10,814	$10,772	$14,085	$82,068
Expense recoveries	5,871	4,343	4,276	7,087	21,577
Interest income on real estate loans and other	1,066	—	179	—	1,245
Total revenues	53,334	15,157	15,227	21,172	104,890
Expenses:
Interest expense	6,907	2,375	3,225	4,345	16,852
General and administrative	11,440	—	—	—	11,440
Operating expenses	10,154	4,759	4,700	7,583	27,196
Depreciation and amortization	16,731	5,455	4,966	10,165	37,317
Acquisition costs	10,897	—	—	—	10,897
Impairment loss	1,750	—	—	—	1,750
Total expenses	57,879	12,589	12,891	22,093	105,452

(Loss) income before equity in income of unconsolidated entity, loss on sale of investment property, and noncontrolling interests:	(4,545)	2,568	2,336	(921)	(562)
Equity in income of unconsolidated entity	95	—	—	—	95
Gain on sale of investment property	32	—	—	—	32
Net (loss) income	(4,418)	$2,568	$2,336	$(921)	(435)
Less: Net loss/(income) attributable to noncontrolling interests	381	(152)	(253)	54	30
Preferred distributions	—			(1,197)	(1,197)
Net (loss)/income attributable to common shareholders	$(4,037)				$(1,602)

Net (loss)/income per share:
Basic and diluted	$(0.12)				$(0.05)

Weighted average common shares:
Basic and diluted	33,063,093				33,063,093

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty Trust
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Basis of Presentation

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the six months ended June 30, 2015 and for the year ended December 31, 2014 included the historical operations of the Company and have been derived from the unaudited consolidated statement of operations included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the SEC on August 10, 2015 and the audited consolidated and combined statement of operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the with SEC on March 12, 2015. The Company’s historical operations have been adjusted to take into consideration the following acquisitions as if they occurred on January 1, 2014.

During the third quarter of 2015, the Company acquired the IMS Properties. Historical financial results for the periods presented for the IMS Properties are included elsewhere in this Form 8-K.  Financial results for the period ended June 30, 2015 and for the year ended December 31, 2014 related to the IMS Properties prior to their acquisition represents the results of operations under the previous owners and are included in the column labeled IMS Properties and adjusted as noted under “Notes and Management Assumptions.”

During the first quarter of 2015, the Company acquired the Minneapolis Properties. During the first and second quarter of 2015, the Company acquired the Bridgeport Medical Center, the Calkins Properties, the Sitex Medical Plaza, the Health Park Surgery Center, and the Livonia MOB (collectively the "First and Second Quarter Acquisitions"). Historical financial results and other information related to the Minneapolis Properties was included in a previously filed Form 8-KA, fined on April 17, 2015. Historical financial results and other information related to the First and Second Quarter Acquisitions was included in a previously filed Form 8-K, filed on June 16, 2015. Financial results for the six month period ended June 30, 2015 and for the year ended December 31, 2014 related to the Minneapolis Properties and the First and Second Quarter Acquisitions (collectively, the "Recent Properties") prior to their acquisition represents the results of operations under the previous owners and are included in the column labeled Recent Properties and adjusted as noted under "Notes and Management Assumptions" below. Operating results for the Recent Properties since their acquisition date are included in the Company’s historical results of operations, including acquisition costs associated with the properties.

During 2014, the Company acquired the Columbus Properties, the El Paso Properties, the Harrisburg Properties (collectively the “Third Quarter Acquisitions”), the Pinnacle Properties and the Oshkosh Property (collectively the “Second Quarter Acquisitions”) and the Atlanta Property, the Sarasota Properties and the San Antonio Property (collectively the “First Quarter Acquisitions”) (collectively the “2014 Acquisitions).  Financial results and other information related to the Third Quarter Acquisitions, Second Quarter Acquisitions and First Quarter Acquisitions was included in a previously filed Form 8-KA, filed on November 12, 2014, August 4, 2014 and May 6, 2014, respectively.  Financial results for the 2014 Acquisitions prior to their acquisition represents the results of operations under the previous owners and are included in the column labeled 2014 Acquisition Properties and adjusted as noted under “Notes and Management Assumptions.” Financial results since their acquisition are included in the Company’s historical consolidated results of operations for the period.

Notes and Management Assumptions

Revenue and operating expenses for the IMS Properties, Recent Properties, and 2014 Acquisition Properties (prior to their acquisitions) are based upon the historical operations under the Properties’ previous ownership. Interest expense is a pro-forma adjustment relating to the period prior to acquisition utilizing the Company’s average borrowing rate. Depreciation and amortization expense are pro-forma adjustments based upon the Company’s ownership, utilizing its own depreciation and amortization policies outlined in the Company’s Annual Report on Form 10-K. The impact of the annual 5% coupon rate associated with the Series A Preferred Units and the 15% internal rate of return associated with the $5 million equity investment relating to the acquisition of the Minneapolis Properties are reflected as preferred distributions within the column labeled Recent Properties as if they were outstanding for the full periods. Net loss/(income) attributable to noncontrolling interests is calculated based on the Company’s ownership percentage of the operating partnership as of the end of each period.